Exhibit 99.1

NYSE American: UEC

Uranium Energy Corp Files Fiscal 2022 Annual Report, Transformative Year with Industry Leading Growth to Become the Largest, Diversified North American Focused Uranium Company

Fiscal 2022 Growth, Balance Sheet, Projects, Resources, and ESG Highlights as of September 29, 2022:

●	Industry leading growth with the two accretive acquisitions of Uranium One Americas, Inc. (“U1A”) and UEX Corporation (“UEX”).

●	Acquired U1A for $125 million in cash, doubling U.S. production capacity in three key categories: total number of permitted In-Situ Recovery (“ISR”) projects, resources and processing infrastructure.

●

Acquired UEX for $171.3 million in stock, which is expected to double total resources in all categories in the world-class, politically stable and uranium mining friendly jurisdiction of Canada, leading to the creation of the largest diversified North American focused uranium company.

●	$173.3 million of cash and liquid assets, no debt, comprised of $48.6 million in cash, $39.5 million in equity holdings and $85.2 million in physical uranium inventories as of September 29, 2022.

●	Expanded physical portfolio of U.S. warehoused uranium (“Physical Portfolio”) to 5.5 million pounds, resulting in an average cost of ~$37 per pound with various delivery dates through December 2025.

●

Revenue of $22.95 million from spot market sales of 500,000 pounds of uranium inventory at a weighted average price of $45.90 per pound, realized gross profit of $7.2 million for the fiscal year ended July 31, 2022.

●

Current inventory balance stands at 1.766 million pounds in the Physical Portfolio with a market value of $85.2 million based on a current spot price of $48.25 per pound (UxC Price September 29, 2022 – ConverDyn U.S. delivery).

●	Became debt free by repaying the $10 million balance of the Company’s secured credit facility.

●

Completed settlement of $18.34 million of indebtedness owed by Anfield Energy Inc. (“Anfield”) to U1A along with exchanging 25 of Anfield’s Wyoming ISR projects for UEC’s conventional Slick Rock Project located in Colorado.

●

Completed S-K 1300 technical reports with totals of 116,341,900 pounds of U3O8 Measured and Indicated resources and 27,180,800 pounds of U3O8 Inferred resources. This does not include pending resource reports for the recently acquired UEX projects.

●	Completed and filed the largest S-K 1300 uranium resources reported in the United States combining UEC’s recently acquired U1A and Anfield assets together with the Reno Creek Project.

●	Completed 105 monitor wells at the Burke Hollow Project’s initial Production Area, one of the newest and largest ISR wellfield being developed in the U.S.

●

Following the filing of the 10-K report, an inaugural sustainability report will be published to highlight the Company’s Environmental, Social and Governance (“ESG”) program and the successful initiatives.

Corpus Christi, TX, September 30, 2022 - Uranium Energy Corp (NYSE American: UEC, the “Company” or “UEC”) is pleased to report, in accordance with NYSE American requirements, the filing of the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). This Form 10-K filing, which includes the Company’s audited consolidated financial statements, related notes thereto and management’s discussion and analysis, is available for viewing on the SEC’s website at http://www.sec.gov/edgar.shtml or on the Company's website at www.uraniumenergy.com.

Amir Adnani, CEO and President stated: “Fiscal 2022 was a truly transformative year for UEC. We invested close to $420 million in growing our Company with two accretive acquisitions, expansion of Physical Portfolio and development of new ISR production capability. Our balance sheet is debt free with $173.3 million in cash and liquid assets, providing the financial strength to advance projects towards production and support further accretive acquisitions. UEC’s strategic objective is to continue building and growing the Company to become a leading supplier of low-cost uranium, a green energy fuel, from proven, politically stable and mining friendly jurisdictions.”

Mr. Adnani continued: “We have created a unique two-pronged approach with a 100% unhedged market strategy: 1) near term U.S. ISR production; and 2) Canadian high-grade conventional pipeline. Our U.S. ISR portfolio is built around two hub-and-spoke production platforms in Wyoming and Texas, containing America’s largest resource bases of fully permitted projects and two fully built and operational processing plants. Wyoming and Texas ISR projects now have over 75 million pounds of Measured and Indicated resources and 25 million pounds of Inferred resources. Our Canadian high-grade conventional business is comprised of 29 projects, 5 of which are advanced resource-stage and already in strong joint-venture partnerships. The projects in Canada’s Athabasca Basin are among the highest grades globally for conventional mining.”

Mr. Adnani concluded: “The global mega-trends of electrification and decarbonization driven by demand for emission-free electricity have created unprecedented growth and acceptance of nuclear power. The need for safe, 24-7, economic, baseload energy positions nuclear electricity generation as an integral component in the green energy transition. Furthermore, Russia’s invasion of Ukraine and Western overdependence on former Soviet Union supply, confirms the need to develop Western supplies of uranium for energy and national security. To that end, our low-cost, permitted U.S. ISR production platforms and Canadian high-grade conventional projects, along with our Physical Portfolio provide secure supply sources for Western uranium demand.”

About Uranium Energy Corp

Uranium Energy Corp is the fastest growing supplier of the fuel for the green energy transition to a low carbon future. UEC is the largest, diversified North American focused uranium company, advancing the next generation of low-cost, environmentally friendly In-Situ Recovery (“ISR”) mining uranium projects in the United States and high-grade conventional projects in Canada. The Company has two production-ready ISR hub and spoke platforms in South Texas and Wyoming. These two production platforms are anchored by fully operational central processing plants and served by seven U.S. ISR uranium projects with all their major permits in place. Additionally, the Company has diversified uranium holdings including: (1) one of the largest physical uranium portfolios of U.S. warehoused U3O8; (2) a major equity stake in Uranium Royalty Corp., the only royalty company in the sector; and (3) a Western Hemisphere pipeline of resource stage uranium projects. The Company's operations are managed by professionals with decades of hands-on experience in the key facets of uranium exploration, development and mining.

For additional information, please contact:

Uranium Energy Corp Investor Relations
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Twitter: @UraniumEnergy

Stock Exchange Information:
NYSE American: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian securities laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Many of these factors are beyond the Company’s ability to control or predict. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.